EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

       REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 16, 2002, by and among Ault, Incorporated, a Minnesota corporation (the "Company"), and Nidec America Corporation, a Delaware corporation (the "Purchaser").

       The Company has agreed, on the terms and subject to the conditions set forth in the Asset Purchase Agreement dated July 16, 2002 (the "Purchase Agreement"), to issue and sell to the Purchaser shares (the "Preferred Shares") of the Company's Series B Convertible Preferred Stock, no par value (the "Preferred Stock"). The Preferred Shares are convertible pursuant to a Certificate of Designation (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's Common Stock, no par value (the "Common Stock"). In addition, the Company, pursuant to the Certificate of Designation, may pay dividends on the Preferred Stock in shares of the Company's Common Stock ("Dividend Shares"). As a condition to Closing the Purchase Agreement, the Company has agreed to enter into an agreement to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws with respect to the Conversion shares and Dividend Shares. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

       In consideration of the Purchaser entering into the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                                   DEFINITIONS

       1.1 Definitions. As used in this Agreement, the following capitalized terms have the meanings respectively indicated below:

              (a) Applicable Period -- The period referred to in Section 2.1(a)(ii), or such shorter period as is necessary to complete the distribution of the Registrable Securities covered thereby.

              (b) Holder -- Any person owning or having the right to acquire, through conversion of Preferred Shares, Registrable Securities, including initially the Purchaser and thereafter any permitted assignee thereof.

              (c) Exchange Act - The Securities Exchange Act of 1934, as amended.

              (d) Majority Holders-- Holders holding a majority of the Registrable Securities included in the Registration Statement.


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              (e) Person - An individual, partnership, joint venture,
       corporation, trust, limited liability company, limited liability partnership, unincorporated organization or government or any department or agency thereof.

              (f) Prospectus -- The prospectus included in the Registration Statement, including any preliminary prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all exhibits thereto and all material incorporated by reference therein.

              (g) Registrable Securities - The Conversion Shares and any Dividend Shares; provided that Registrable Securities shall cease to be Registrable Securities: (i) when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement or, if earlier, when the Applicable Period shall have expired with respect to such securities;
       (ii) if counsel to the Company reasonably determines they are eligible to be distributed to the public pursuant to Rule 144(k) (or any successor provision) under the Securities Act and, if requested by the Company's transfer agent in connection with any sale by a Holder of Conversion Shares or Dividend Shares, provide a legal opinion to the Company's transfer agent to such effect; (iii) when new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (iv) when they shall have ceased to be outstanding; or, (v) with respect to Conversion Shares issuable upon the conversion of outstanding Preferred Shares, when such Preferred Shares shall have been redeemed.

              (h) Register, registered and registration - Refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of effectiveness of the Registration Statement by the SEC;

              (i) Registration Statement -- A "shelf"registration statement of the Company pursuant to the provisions of Section 2.1(a) of this Agreement which covers Registrable Securities and is filed on Form S-3 under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

              (j) SEC-- The Securities and Exchange Commission.

              (k) Securities Act-- The Securities Act of 1933, as amended.


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                                   ARTICLE II
                               REGISTRATION RIGHTS

       2.1 Registration.

              (a) Shelf Registration.

                    (i) The Company shall, as expeditiously as reasonably possible (but in any event on or before the thirtieth (30th) day following the date hereof), use its reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause the Registration Statement to become and remain effective during the Applicable Period to enable the sale of Registrable Securities in accordance with the method or methods of distribution reasonably requested by Purchaser and disclosed in the Registration Statement.

                    (ii) The Company agrees to use its reasonable best efforts to keep the Registration Statement continuously effective for a period of six
(6) years following the date on which such Registration Statement is initially declared effective, or such shorter period which will terminate (i) when all of the Registrable Securities covered by the Registration Statement have been sold pursuant to the Registration Statement or (ii) when all Conversion Shares and all Dividend Shares shall cease to be Registrable Securities as provided in
Section 1.1(g) above.

              (b) Registration Procedures. In connection with fulfilling its responsibilities under the provisions of Section 2.1(a) above, the Company will, as expeditiously as possible:

                    (i) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary (A) to keep such Registration Statement effective for the Applicable Period if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration and (B) to enable the Holders to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement during the Applicable Period in accordance with the intended methods of set forth in such Registration Statement;

                    (ii) furnish to each Holder such number of copies of the Registration Statement, such number of copies of the Prospectus included in such Registration Statement and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder (including any Prospectus amended or supplemented as set forth in Section 2.1(b)(iv));

                    (iii) use its reasonable best efforts to register or qualify for sale the Registrable Securities covered by the Registration Statement under state securities or "blue-sky laws", so-called, of such states as any Holder shall reasonably request (to the extent the sale of the Registrable Securities in such states is not exempt from registration), and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such states of such Registrable Securities owned by such Holder; PROVIDED, that the registration obligations in this subparagraph
(iii) shall be subject to the following limitations and conditions: (A) the Company shall have no obligation whatsoever under this subparagraph (iii)


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so long as the Common Stock is qualified as a National Market Security on the
NASDAQ Stock Market or is listed on a national securities exchange; (B) the Company shall have no obligation to register or qualify Registrable Securities in any states other than Connecticut, Minnesota and thirteen (13) other states reasonably designated by the Majority Holders unless the Holder or Holders seeking to register or qualify the Registrable Securities in additional states agree in writing to pay all filing fees, legal fees and other costs and expenses incurred in connection with such other registrations; (C) the Company shall not be required for purposes of this subparagraph (iii) to (1) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph (iii) be obligated to be qualified, (2) subject itself to taxation in any such jurisdiction, or (3) consent to general service of process in any such jurisdiction.

                    (iv) notify each Holder covered by such Registration
Statement: (i) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (ii) of receipt of notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (iii) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (other than a fact relating to such Holder), and as promptly as practicable use its reasonable best efforts to prepare a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                    (v) otherwise use its reasonable best efforts (A) to comply with federal and applicable state securities laws and all applicable rules and regulations of the SEC; and (B) make generally available to its security holders the earning statement referred to in Section 11(a) of the Securities Act which covers a period of at least 12 months after the effective date of the Registration Statement; provided that in fulfilling its obligations under this clause (B) the Company may rely on the provisions of and definitions contained in Rule 158 under the Securities Act;

                    (vi) use its reasonable best efforts (A) to secure the listing of all such Registrable Securities covered by such registration statement on the NASDAQ National Market System; and (B) if the Company elects to list the Company's Common Stock on a national securities exchange, to cause all Registrable Securities covered by the Registration Statement to be listed on such national securities exchange.

                    (vii) provide a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;


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                    (viii) make available for inspection by any Holder, and by any attorney, accountant or other agent retained by any such Holder, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that all such persons shall agree to standard confidentiality provisions regarding all such records, documents and information;

                    (ix) permit counsel to the Purchaser to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the SEC and the Company's responses thereto, a reasonable period of time prior to the filing thereof with the SEC.

Each Holder shall be deemed to have agreed by including Registrable Securities in the Registration Statement that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(b)(iv) hereof, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(b)(iv) hereof and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Applicable Period shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Holder of any Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.1(b)(iv) hereof.

Each Holder shall provide to the Company in writing information concerning itself required by law to be included in any Registration Statement registering shares held by such Holder.

              (c) Registration Expenses. The Company shall, whether or not the Shelf Registration shall become effective, pay all expenses incident to its performance of or compliance with this Section in connection with the Shelf Registration, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (subject to the limitation set forth in Section 2.1(b)(iii) hereof), photocopy expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other persons retained by the Company; provided, however, that the Company shall bear no responsibility for any fees or disbursements of any counsel for any Holder, any fees, commissions, discounts or disbursements of any broker or underwriter. In all cases, any allocation of Company personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business shall be borne by the Company.

              (d) Indemnification and Contribution. The Company hereby indemnifies, to the extent permitted by law, each Holder, its officers, directors, employees, agents and representatives, if any, and each Person, if any, that "controls" such Holder within the meaning


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of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information respecting such Holder furnished in writing to the Company by such Holder expressly for use therein. In connection with the Registration Statement with respect to Registrable Securities held by a Holder, each such Holder will furnish to the Company in writing such information respecting such Holder as shall be reasonably requested by the Company for use in such Registration Statement or Prospectus and will indemnify, to the extent permitted by law, the Company, its officers, directors, employees, agents and representatives and each Person, if any, that "controls" the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such Holder expressly for use therein provided, that, in no event shall any indemnity under this Section 2.1(d) exceed the net purchase price of securities sold by such Holder under the Registration Statement. Any Person entitled to indemnification under the provisions of this Section 2.1(d) shall: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party and such indemnifying party shall not be subject to any liability for any such settlement made without its consent (which consent shall not be unreasonably withheld). In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a participating Holder, its officers, directors or any Person, if any, who controls such Holder as aforesaid, and shall survive the transfer of such securities by such Holder.

If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (x) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by applicable law or provides a lesser sum to the indemnified


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party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations provided, however, that in no case shall such Holder be responsible for any amount in excess of the net purchase price of securities sold by it under the Registration Statement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       2.2 Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(l) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available such information), and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by: (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.


                                  ARTICLE III
                                  MISCELLANEOUS

       3.1 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Majority Holders; PROVIDED, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 2.1(d) hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

       3.2 Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, administrators, heirs, successors and assigns, as applicable, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

       3.3 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an


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original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

         If to the Company:

         Ault Incorporated
         7105 Northland Terrace
         Minneapolis, Minnesota  55428-1028
         Attn:  Frederick M. Green
         Tel:   (763) 592-1910
         Fax:  (763) 592-1911

         with a copy to:

         Lindquist & Vennum P.L.L.P.
         4200 IDS Center
         Minneapolis, Minnesota  55402
         Attn:  Richard Primuth, Esq.
         Tel:   (612) 371-3260
         Fax:  (612) 371-3207

         If to the Purchaser:

         Nidec America Corporation
         318 Industrial Lane
         Torrington,CT 06790
         Attn:  Thomas A. Keenan
         Phone:  860-496-4505
         Facsimile:  860-482-9126
         E-mail:  Tom.Kennan@Nidec.com

         With a copy to:

         Day, Berry & Howard LLP
         260 Franklin Street
         Boston, MA 02110-3179
         Attn:  Jeffrey A. Clopeck
         Phone:  617-345-4612
         Facsimile  617-345-4745
         E-mail:  jaclopeck@dbh.com

and if to any other Holder, to such address as shall be designated by such Holder in writing to the Company.


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       3.4 Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

       3.5 Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

       3.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

       3.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota, without regard to the conflicts of laws rules thereof.

       IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, hereby have executed this Registration Rights Agreement as of the date first above written.



AULT, INCORPORATED

By: /s/ Frederick M. Green
   -------------------------------------------
Name:  Frederick M. Green
Title: President and Chief Executive Officer



NIDEC AMERICA CORPORATION

By: /s/ Thomas A. Keenan
   -------------------------------------------
Name:  Thomas A. Keenan
Title: President and Chief Operating Officer



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